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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - September 14, 2001
                        (Date of Earliest Event Reported)


                            GLOBALNET, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-27469


            NEVADA                                         87-0635536
------------------------------            --------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

1919 South Highland Avenue, Suite 125-D
LOMBARD, ILLINOIS                                                        60148
-----------------------------------------------               ------------------
(Address of principal                                             (Zip Code)
  executive offices)


Registrant's telephone number, including area code:  (630) 652-1300

                                   N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)












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ITEM 5.  Other Events.

            DISMISSAL OF ACTON - RUBIN INVESTMENT GROUP V. GLOBALNET, INC. On September 14, 2001, the Court approved a Stipulation entered into between and among the parties dismissing the Plaintiff's Second Amended Complaint, with prejudice. The dismissal of the Complaint concludes this reported litigation. No money or other consideration was paid by any party in connection with the dismissal of the Action. In addition to the dismissal with prejudice, Plaintiff Dan Rubin, together with GlobalNet, Inc., issued a press release apologizing for and retracting in their entirety the press releases that they issued on August 22, 2001 and August 20, 2001, and all allegations contained therein against all parties to the lawsuit.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits


(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

EXHIBIT                    DESCRIPTION

  99.1                     Joint Press Release dated September 18, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALNET, INC.



                                    By /s/ Pere Valles
                                    ---------------------
                                    Name:  Pere Valles
                                    Title: Chief Financial Officer


Dated: September 25, 2001